UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 2, 2008

FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-026686	76-0465087
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

675 Bering, Suite 710, Houston, TX 77057

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 977-2600

“NOT APPLICABLE”

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On June 2, 2008, First Investors Financial Services Group, Inc. issued a press release announcing its intent to voluntarily cease registration of common stock and reports preliminary results of operations for the three and twelve months ended April 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1
Press release dated June 2, 2008

Signature

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Investors Financial Services Group, Inc.

Date:	June 2, 2008	By:	/s/ Bennie H. Duck
Bennie H. Duck
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit 99.1

(ATTACHED PRESS RELEASE)